UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2023

CAPSTAR FINANCIAL HOLDINGS, INC.

(Exact name of Registrant as Specified in Its Charter)

Tennessee	001-37886	81-1527911
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Demonbreun Street, Suite 700
Nashville, Tennessee		37203
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 615 732-6400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value per share	CSTR	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of shareholders (the “Annual Meeting”) of CapStar Financial Holdings, Inc. (the Company”) was held on April 19, 2023. At the Annual Meeting, the Company’s shareholders (i) elected thirteen (13) directors, (ii) approved, on a non-binding, advisory basis, the compensation paid to our named executive officers, (iii) ratified the appointment of Elliott Davis, LLC as the Company’s independent registered public accounting firm. The Proposals presented at the Annual Meeting are described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A that was filed with the United States Securities and Exchange Commission on March 10, 2023 (the “Proxy Statement”). Holders of 17,932,942 shares of the Company’s common stock, or approximately 83.2% of the 21,557,567 shares of common stock that are issued and outstanding and entitled to vote, were present in person or represented by proxy at the Annual Meeting.

The following are the final voting results on the Proposals presented to the Company’s shareholders at the Annual Meeting.

Proposal 1: Election of Directors

At the Annual Meeting, thirteen (13) Directors were recommended for election to serve on the Company’s Board of Directors (the “Board”) until the 2024 Annual Meeting of Shareholders and until their successors have been duly elected and qualified or until such director’s earlier resignation or removal. The Company’s shareholders elected by the following vote each of the thirteen (13) director nominees nominated by the Company’s Board to serve as directors until the 2024 annual meeting of shareholders and until their successors have been duly elected and qualified:

Director	For	Withhold	Broker Non-Votes
L. Earl Bentz	12,209,331	470,122	5,253,489
William T. ("Pete") DeLay	12,360,165	319,288	5,253,489
Sam B. DeVane	12,369,450	310,003	5,253,489
Thomas R. Flynn	12,320,444	359,009	5,253,489
W. Harrison Frist, Jr.	12,360,690	318,763	5,253,489
Louis A. Green III	12,326,472	352,981	5,253,489
Valora S. Gurganious	12,240,368	439,085	5,253,489
Myra NanDora Jenne	12,610,841	68,612	5,253,489
Joelle J. Phillips	12,203,283	476,170	5,253,489
Timothy K. Schools	12,004,687	674,766	5,253,489
Stephen B. Smith	11,786,259	893,194	5,253,489
James S. Turner, Jr.	12,280,210	399,243	5,253,489
Toby S. Wilt	12,161,242	518,211	5,253,489

Proposal 2: Advisory Vote to Approve Named Executive Officer Compensation

The Company's shareholders approved, on a non-binding advisory basis, executive officer compensation. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
11,788,854	479,623	410,976	5,253,489

Proposal 3: Ratification of Elliott Davis, LLC as the Company’s Independent Registered Public Accounting Firm

The Company’s shareholders ratified the Board’s appointment of Elliott Davis, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
17,911,206	20,880	856	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CAPSTAR FINANCIAL HOLDINGS, INC.

Date:	April 21, 2023	By:	/s/ Michael J. Fowler
Michael J. Fowler Chief Financial Officer